                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

                           FILED BY THE REGISTRANT [X]

                 FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

                           Check the appropriate box:

                         [ ] Preliminary Proxy Statement
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule
                                  14a-6(a)(2))
                         [X] Definitive Proxy Statement
                       [ ] Definitive Additional Materials
              [ ] Soliciting Material Pursuant to Section 240.14a-2

                          NAPCO SECURITY SYSTEMS, INC.
                (Name of Registrant as Specified In Its Charter)

       __________________________________________________________________
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

                               [X] No fee required

   [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1) Title of each class of securities to which transaction applies: ____________

(2) Aggregate number of securities to which transaction applies: _______________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): _______________________

(4) Proposed maximum aggregate value of transaction: ______________________

(5) Total fee paid: _______________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount previously Paid: ___________________________________________________

(2) Form, Schedule or Registration Statement No.: _____________________________

(3) Filing Party: _____________________________________________________________

(4) Date Filed: _______________

                          NAPCO SECURITY SYSTEMS, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD ON DECEMBER 6, 2006

Dear Fellow Stockholder:

     The Annual Meeting of the Stockholders of Napco Security Systems, Inc., a Delaware corporation (the "Company"), will be held at the Company's offices at 333 Bayview Avenue, Amityville, New York, on Wednesday, December 6, 2006, at 2:00 p.m., for the following purposes, as more fully described in the accompanying Proxy Statement:

     1. to elect three directors to serve for a term of three years and until their successors are elected and qualified; and

     2. to transact such other business as may properly come before the Meeting or any adjournments thereof.

     Only stockholders of record at the close of business on October 24, 2006 are entitled to notice and to vote at the Meeting or any adjournment thereof.

By order of the Board of Directors,

/s/ Richard L. Soloway
-------------------------------------
Richard L. Soloway, Secretary

November 1, 2006

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING WHETHER OR NOT YOU ARE PERSONALLY ABLE TO ATTEND. YOU ARE URGED TO COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE.

                          NAPCO SECURITY SYSTEMS, INC.
                               333 BAYVIEW AVENUE
                           AMITYVILLE, NEW YORK 11701

                                 PROXY STATEMENT

                       FOR ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 6, 2006

INFORMATION CONCERNING THE SOLICITATION

     This Proxy Statement is furnished to the holders of Common Stock, $.01 par value per share ("Common Stock") of Napco Security Systems, Inc. (the "Company") in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for the Annual Meeting following Fiscal Year 2006, to be held on December 6, 2006, and at any adjournment thereof (the "Meeting"), pursuant to the accompanying Notice of Annual Meeting of Stockholders. Proxies in the enclosed form, if properly executed and returned in time, will be voted at the Meeting. Any stockholder giving a proxy may revoke it prior to its exercise by attending the Meeting and reclaiming the proxy, by executing a later dated proxy or by submitting a written notice of revocation to the Secretary of the Company at the Company's office or at the Meeting. Stockholders attending the Meeting may vote their shares in person. This Proxy Statement and the form of proxy were first mailed to the stockholders on or about November 3, 2006. A copy of the 2006 Annual Report of the Company, including financial statements, is being mailed herewith.

     Only stockholders of record at the close of business on October 24, 2006 (the "Record Date") are entitled to notice of and to vote at the Meeting. The outstanding voting securities of the Company on the Record Date consisted of 19,955,313 shares of Common Stock.

     On all matters requiring a vote by holders of the Common Stock, each share of Common Stock entitles the holder of record to one vote. At the Meeting, the holders of record of Common Stock will vote on: Item 1, the election of three directors; and the transaction of any other business as may properly come before the Meeting and require a vote of the stockholders.

     The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock authorized to vote will constitute a quorum for the transaction of business at the Meeting.

     The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors. A properly executed proxy marked "WITHHOLD" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to certain matters. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining if there is a quorum

            THEREFORE, THE COMPANY URGES YOU TO SIGN, DATE AND RETURN
                            THE ENCLOSED PROXY CARD.

ITEM 1: ELECTION OF DIRECTORS

     The Board of Directors is divided into three classes. At the upcoming Annual Meeting, one class will stand for election for the term ending at the Annual Meeting of Stockholders following Fiscal Year 2009. The terms of the other two classes of continuing directors do not expire until the Annual Meetings of Stockholders after fiscal year end 2007 and 2008, respectively.

     Unless otherwise specified, shares represented by the enclosed proxy will be voted for the election of Paul Stephen Beeber, Randy B. Blaustein and Donna
A. Soloway, currently directors, who have been recommended for nomination by the Nominating Committee of the Board of Directors and nominated by the Board of Directors for reelection as a director to serve until the Annual Meeting of Stockholders in 2009 and until his or her successor is elected and qualified.

     Messrs. Beeber and Blaustein and Ms. Soloway have consented to serve if reelected. In the event that any nominee becomes unable or unwilling to serve as a director, discretionary authority may be exercised by the proxies to vote for the election of an alternate nominee of the Board of Directors.

     The names of, and certain information concerning, the nominees and the continuing directors are set forth below:

                                                          Principal Occupation;                 Director
              Name and Age                            Five-Year Employment History                Since
----------------------------------------   --------------------------------------------------   --------
Nominees for election to serve until
Annual Meeting of Stockholders following
Fiscal Year 2009:

Paul Stephen Beeber.....................   Licensed Attorney in New York State since 1970,        2004
                  (62)                     focusing on elder law, estate planning and real
                                           estate.

Randy B. Blaustein......................   Principal of R.B. Blaustein & Co. since December       1985
                  (54)                     2000; Partner of Blaustein, Greenberg & Co. July
                                           1991 - November 2000; Attorney since October 1980,
                                           specializing in general business and tax matters,
                                           and author of six books and numerous articles.

Donna A. Soloway........................   Board of Directors of Security Industry                2001
                  (58)                     Association (SIA); Chair of Awards Committee since
                                           1993; Director and Secretary of SAINTS (Safety,
                                           Awareness and Independence Now Through Security)
                                           Foundation, Inc.; Monthly Columnist for SECURITY
                                           DEALER magazine since 1992; and Columnist for
                                           SECURITY SALES & INTEGRATION magazine since 2004.
                                           Ms. Soloway is the wife of Richard L.

                                           Soloway, the Chairman and President of the
                                           Company.

Directors to serve until Annual Meeting
of Stockholders following Fiscal Year
2007:

Richard L. Soloway......................   Chairman of the Board of Directors since October       1972
                  (60)                     1981; President since 1998; Secretary since 1975.

Kevin S. Buchel.........................   Senior Vice President of Operations and Finance        1998
                  (53)                     since April 1995; Treasurer since May 1998.

Directors to serve until Annual Meeting
of Stockholders following Fiscal Year
2008:

Andrew J. Wilder........................   Officer of Israeloff, Trattner & Co., independent      1995
                  (55)                     certified public accountants, since 1990.

Arnold Blumenthal.......................   V.P. of Government Security News and Editor of         2001
                  (79)                     MBFAA since 2004; Group Publisher of Security
                                           Group of Cygnus Publishing, 1999 through 2003.

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
             ELECTION OF MR. BEEBER, MR. BLAUSTEIN AND MS. SOLOWAY.

OTHER DIRECTORSHIPS

     Except as set forth below none of the directors or nominees is a director of any company (other than the Company) which is subject to the reporting requirements of the Securities Exchange Act of 1934 or which is a registered investment company under the Investment Company Act of 1940.

Name               Director of
----               -----------------------
Andrew J. Wilder   YTB International, Inc.

                     CORPORATE GOVERNANCE AND BOARD MATTERS

INDEPENDENCE OF DIRECTORS

     The Board currently consists of seven directors, four of whom the Board has affirmatively determined have no relationship with the Company or its subsidiaries which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and are independent as defined by the applicable NASDAQ Listing Standards. The four independent directors are Paul Stephen Beeber, Randy B. Blaustein, Arnold Blumenthal and Andrew J. Wilder.

BOARD STRUCTURE AND COMMITTEE COMPOSITION

     The Board maintains three standing committees: Audit, Compensation/Stock Option, and Nominating. Each Committee is composed entirely of independent directors as defined in the applicable NASDAQ Listing Standards.

     During fiscal 2006, the Board held four meetings. Each director attended at least 75% of all Board meetings and meetings of committees of which such director was a member.

     Directors are expected to attend the Company's annual meetings of stockholders. All directors attended the last annual meeting of stockholders on December 14, 2005.

     NAPCO maintains an investors section on its website, www.napcosecurity.com, setting forth the Company's committee charters for the Audit and Nominating Committees.

     AUDIT COMMITTEE

     The Audit Committee has been established in accordance with Section 3(a)(58)A of the Securities Exchange Act of 1934 as amended. The Audit Committee is responsible for retaining, evaluating and, if appropriate, recommending the termination of the Company's independent auditors. The Audit Committee assists the Board in oversight of (1) the integrity of the Company's financial statements, (2) the Company's independent auditor's qualifications and independence, and (3) the performance of the Company's internal audit function and independent auditors. In addition, the Committee renders its report for inclusion in the Company's annual proxy statement.

     The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties. The Audit Committee held five meetings in fiscal year 2006. The current members of the Audit Committee are Andrew J. Wilder (Chairman), Paul Stephen Beeber and Arnold Blumenthal, each of whom meets the NASDAQ Listing Standards for the independence of audit committee members. The Board has determined that Andrew Wilder is an audit committee financial expert.

     The report of the Audit Committee is included in this proxy statement on page 7. The charter of the Audit Committee adopted in April 2004 was included as Appendix A to the proxy statement for the December 13, 2004 meeting of stockholders.

     COMPENSATION/STOCK OPTION COMMITTEE

     The Compensation/Stock Option Committee assists the Board in discharging its responsibilities relating to compensation of the Company's Chief Executive Officer and other executives. The Committee determines individuals to be granted options under the Employee Stock Option Plans and Non Employee Stock Option Plan, the number of options awarded and the term of the options and interprets provisions of such plans. The Committee also renders its report on executive compensation for inclusion in the Company's annual proxy statement. The current members of the Compensation Committee are Randy B. Blaustein (Chairman), Andrew
J. Wilder, and Arnold Blumenthal.

     The Compensation/Stock Option Committee held one meeting in fiscal year 2006. The report of the Compensation/Stock Option Committee is included in this proxy statement on page 11.

     NOMINATING COMMITTEE

     The Nominating Committee reviews and makes recommendation to the Board regarding potential candidates for nomination as director.

     The Nominating Committee held one meeting in fiscal year 2006. The current members of the Nominating Committee are Arnold Blumenthal (Chairman), Andrew J. Wilder and Randy B. Blaustein.

NOMINATION OF DIRECTORS

     The Nominating Committee considers candidates for director nominees proposed by directors, the Chief Executive Officer and stockholders. Potential candidates are screened and interviewed by the Nominating Committee. All members of the Board may interview the final candidates. The same identifying and evaluating procedures apply to all candidates for director nomination, including candidates submitted by stockholders.

The Company's general criteria for the nomination of director candidates, include the following:

-    the candidates' personal and professional ethics, integrity and values,

-    mature judgment,

-    management, accounting or finance, industry and technical knowledge,

- demonstrated skills in his/her area of present or past professional or business responsibility,

-    an ability to work effectively with others,

-    sufficient time to devote to the affairs of the Company and

-    freedom from conflicts of interest.

STOCKHOLDER NOMINEES

     The Nominating Committee will consider nominations submitted by stockholders. Any stockholder nominations proposed for consideration by the Nominating Committee should include the nominee's name and qualifications for Board membership and should be addressed to:

     Chair
     Nominating Committee
     c/o Secretary
     Napco Security Systems, Inc.
     333 Bayview Ave.
     Amityville, NY 11701

COMMUNICATIONS WITH THE BOARD

     You can contact any Director by writing to such Director:

     c/o Secretary
     Napco Security Systems, Inc.
     333 Bayview Ave.
     Amityville, NY 11701

     The Secretary will promptly forward any communication unaltered to the Director.

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors hereby reports as follows:

     1. The Audit Committee has reviewed and discussed the Company's audited financial statements with the Company's management and representatives of Marcum & Kliegman LLP ("M&K");

     2. The Audit Committee has discussed with M&K the matters required to be discussed by SAS 61, as modified or supplemented; and

     3. The Audit Committee has received the written disclosures and letter from M&K required by Independence Standards Board Standard No. 1 and discussed M&K's independence with representatives of M&K.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-K for the fiscal year ended June 30, 2006 filed with the Securities and Exchange Commission.

Date: October 25, 2006

                                        THE AUDIT COMMITTEE:

                                        Andrew J. Wilder, Chairman
                                        Paul Stephen Beeber
                                        Arnold Blumenthal

                            COMPENSATION OF DIRECTORS

     Effective December 2005, each director who is not an employee receives $2,500 for each Board of Directors meeting attended. Mr. Wilder, as Chairman of the Audit Committee, receives $2,000 for each Audit Committee meeting attended and each of Messrs. Beeber and Blumenthal receives $1,000 for each Audit Committee meeting attended. Mr. Blaustein receives $4,000 for serving as Chairman of the Compensation Committee. For the fiscal year ended June 30, 2006, Mr. Beeber, Mr. Blaustein, Mr. Blumenthal, Ms. Soloway and Mr. Wilder received $12,500, $12,500, $12,500, $8,500 and $16,500, respectively in director's fees and committee fees.

     During the fiscal year ended June 30, 2006, the Company retained Mr. Blaustein as special counsel for certain general business and tax related matters. Fees for such services were $6,000.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely on a review of the Forms 3, 4 and 5 furnished to the Company with respect to the most recent fiscal year and written representations of the reporting person (as defined below), no person, who at any time during such fiscal year, was an officer, director, beneficial owner of more than ten (10%) percent of any class of equity securities of the Company or any other person subject to Section 16 of the Securities Exchange Act of 1934 ("reporting person"), failed to file on a timely basis one or more reports during such fiscal year with the exception of the persons listed below. The following officers inadvertently filed late Form 4 reports: Richard L. Soloway for one transaction on March 15, 2005 and one transaction on March 24, 2006, and each of Kevin S. Buchel, Jorge Hevia and Michael Carrieri for one transaction on November 21, 2005. In addition, Raymond Gaudio failed to file two reports on Form 4 for one transaction in January 2006 and March 2006.

                    INFORMATION CONCERNING EXECUTIVE OFFICERS

     Each executive officer of the Company holds office until the annual meeting of the Board of Directors and his successor is elected and qualified, or until his earlier death, resignation, or removal by the Board. The Company has adopted a Code of Ethics for directors and employees, including its executive officers. There are no family relationships between any director or officer of the Company, except Richard L. Soloway and Donna A. Soloway, his wife. The following table sets forth as of the date hereof the names and ages of all executive officers of the Company, all positions and offices with the Company held by them, the period during which they have served in these positions and, where applicable, their positions in any other organizations during the last five years.

                                Position and Office with the Company, Term of
Name and Age                       Office and Five-Year Employment History
---------------------------   -------------------------------------------------
Richard L. Soloway.........   Chairman of the Board of Directors since October
            (60)              1981; President since 1998; and Secretary since
                              1975.

Kevin S. Buchel............   Senior Vice President of Operations and Finance
            (53)              since April 1995; Treasurer since May 1998.

Jorge Hevia................   Senior Vice President of Corporate Sales and
            (48)              Marketing since May 1999; Vice President of
                              Corporate Sales and Marketing since October 1998.

Michael Carrieri...........   Senior Vice President of Engineering Development
            (48)              since May 2000; Vice President of Engineering
                              Development from September 1999 to May 2000.

                             EXECUTIVE COMPENSATION

     The following table sets forth the compensation information for the President and Chief Executive Officer of the Company and for each of the Company's three most highly compensated other executive officers who received compensation in excess of $100,000 and were serving at the end of fiscal year 2006.

                           SUMMARY COMPENSATION TABLE

                                           Annual Compensation                Long-Term Compensation
                                 --------------------------------------   ------------------------------
Name and Principal      Fiscal                           Other Annual       Options/       All Other
Position                 Year     Salary      Bonus    Compensation (1)       SARS      Compensation (2)
------------------      ------   --------   --------   ----------------   -----------   ----------------
Richard L. Soloway,      2006    $516,348   $231,000       $35,606          37,500(3)        $4,525
Chairman of the          2005    $498,387   $220,000       $33,460          56,250(4)        $2,482
Board of Directors,      2004    $457,070   $200,000       $27,606         135,000(5)        $  872
President and
Secretary

Kevin S. Buchel,         2006    $221,406   $ 74,869       $ 6,738          22,500(3)        $2,141
Senior Vice              2005    $211,010   $ 68,063       $ 6,738              --           $2,061
President of             2004    $197,061   $ 61,875       $ 6,738          27,000(5)        $1,754
Operations and
Finance and Treasurer

Jorge Hevia, Senior      2006    $238,252   $ 74,869       $ 7,290          22,500(3)        $2,394
Vice President of        2005    $227,073   $ 68,063       $ 7,290              --           $2,270
Corporate Sales and      2004    $212,230   $ 61,875       $ 7,290          27,000(5)        $2,242
Marketing

Michael Carrieri,        2006    $216,929   $ 52,408       $ 6,090          22,500(3)        $2,150
Senior Vice              2005    $206,748   $ 47,644       $ 6,090              --           $2,067
President of             2004    $193,163   $ 43,312       $ 6,090          27,000(5)        $2,124
Engineering
Development

(1) Messrs. Soloway, Buchel, Hevia and Carrieri received $10,245, $9,386, $8,079; $138, $138, $138; $90, $90, $90; and $90, $90 and $90,
     respectively, for health and life insurance for fiscal years 2006, 2005, and 2004. Messrs. Soloway, Buchel, Hevia and Carrieri received $25,361, $24,074, $19,527; $6,600, $6,600, $6,600; $7,200, $7,200, $7,200; and
     $6,000, $6,000, and $6,000, respectively, for automobile expenses for fiscal years 2006, 2005, and 2004.

(2)  Company 401(k) Plan Contributions.

(3)  Reflects the 3:2 stock split effective June 2006.

(4) Reflects the 3:2 stock split effective December 2005 and the 3:2 stock split effective June 2006.

(5) Reflects 2:1 stock split effective April 2004, the 20% stock dividend effective November 2004, the 3:2 stock split effective December 2005 and the 3:2 stock split effective June 2006.

OPTION GRANTS, OPTION EXERCISES AND OUTSTANDING OPTIONS

     The following tables summarize option grants and exercises during fiscal 2006 to or by the named executive officers and the value of the options held by such persons at the end of fiscal 2006.

     OPTION GRANTS IN LAST FISCAL YEAR

                                                                            Potential Realizable
                                                                              Value at Assumed
                                                                              Annual Rates of
                                   Percent of                                   Stock Price
                                 Total Options                                Appreciation for
                                   Granted to    Exercise or                   Option Term (2)
                     Options      Employees in    Base Price   Expiration   --------------------
Name                 Granted      Fiscal Year       ($/Sh)        Date        5% ($)     10% ($)
----                 -------     -------------   -----------   ----------    --------   --------
Richard L. Soloway   37,500(1)        36%        $11.16(1)(2)    3/24/16     $201,498   $568,743
Kevin S. Buchel      22,500(3)        21%        $5.733(3)      11/21/15     $ 81,123   $205,581
Jorge Hevia          22,500(3)        21%        $5.733(3)      11/21/15     $ 81,123   $205,581
Michael Carrieri     22,500(3)        21%        $5.733(3)      11/21/15     $ 81,123   $205,581

(1)  Adjusted for stock split (3:2) from June 2006.

(2)  Calculated at 1.10 x close price on March 24, 2006.

(3)  Adjusted for two stock splits (3:2) from December 2005 and June 2006.

   AGGREGATED OPTION EXERCISES IN LAST-YEAR AND FISCAL YEAR-END OPTION VALUES

                                                                                          Value of Unexercised
                     Shares Acquired                       Number of Unexercised        In-the-Money Options at
                       on Exercise     Value Realized      Options at FY-End (#)               FY-End ($)
Name                       (#)               ($)        Exerciseable/Unexerciseable   Exerciseable/Unexerciseable
----                 ---------------   --------------   ---------------------------   ---------------------------
Richard L. Soloway       135,000          $511,380            786,000/252,750            $6,114,854/$1,624,398
Kevin S. Buchel           54,000          $399,303             46,800/29,700               $334,519/$181,265
Jorge Hevia               54,000          $479,763             46,800/29,700               $334,519/$181,265
Michael Carrieri          54,000          $453,303             46,800/29,700               $334,519/$181,265

EMPLOYMENT AGREEMENTS

     The Company has employment agreements with Richard L. Soloway, Jorge Hevia and Michael Carrieri. The agreement with Mr. Soloway, entered into on June 26, 2003 for a five year period, provides for an annual salary of $453,235 as adjusted by inflation, certain incentive compensation if earned according to a formula to be determined by the Board of Directors, and 100,000 stock options that vest 20% per year or upon a change in control, as defined in the agreement. In addition, if during the term there should be a change in control, then the employee shall be entitled to terminate the term and his employment thereunder, and the employer shall pay the employee, as a termination payment, an amount equal to 299% of the average of the prior five calendar years' compensation, subject to certain limitations.

      Mr. Hevia's agreement terminates in October, 2008. The agreement provides for annual salaries of $238,252, $248,889 and $261,334 during fiscal 2006, 2007 and 2008, respectively as well as certain bonus provisions based on sales and profits. Mr. Hevia's agreement provides for payment equal to nine months of salary and six months of health insurance upon a change in control of the Company. Mr. Carrieri's agreement terminates in August, 2008. The agreement provides for annual salaries of $216,929, $225,136 and $236,393 during fiscal 2006, 2007 and 2008, respectively as well as certain bonus provisions based on sales and profits. Each of the agreements with Mr. Hevia and Mr. Carrieri provide for payment equal to nine months of salary and six months of health insurance in the event of a non-voluntary termination of employment of the officer without cause. In addition, the Company has a severance agreement with Kevin S. Buchel providing for payments equal to nine months of salary and six months of health insurance in the event of a non-voluntary termination of employment without cause.

                   COMPENSATION/STOCK OPTION COMMITTEE REPORT

     The Compensation/Stock Option Committee approves the compensation for the CEO and other executive officers and establishes the policies that govern the Company's executive compensation program.

Compensation Policy for Executive Officers

     The Committee's policy is that the Company's executive officers should (i) be paid a salary commensurate with their responsibilities, (ii) receive short-term incentive compensation in the form of a bonus tied to the Company's sales and earnings, and (iii) receive long-term incentive compensation in the form of stock options granted from time to time.

     For fiscal 2006 Messrs. Hevia and Carrieri's salaries were determined by the employment agreement between the Company and the respective officers. The Committee's policy for Mr. Buchel's salary is that such salary should be in an amount recommended by the CEO, and the 2006 fiscal year salary of Mr. Buchel is in the amount so recommended. The considerations entering into the determination by the CEO of the salary recommendation for Mr. Buchel were the CEO's subjective evaluations of the ability and past performance of the executive and the CEO's judgment of the executive's potential for enhancing the profitability of the Company.

     In addition, the Committee's policy is that executive officers, other than the CEO, should receive short term incentive compensation in the form of bonuses targeted to the Company's sales and earnings. A bonus for an executive officer is based upon the Company achieving certain targeted sales and earnings and the executive's position and the extent to which the executive could contribute to the Company's performance. For fiscal 2006, the Company did not achieve the targeted sales and earnings, although it did achieve record earnings for the Company. Based upon his subjective judgment of the performance of such executives, the CEO recommended and the Committee concurred in the award of bonuses of $74,869, $74,869 and $52,408 to each of Messrs. Buchel, Hevia and Carrieri.

     The Committee's policy is generally to grant options to such executives under the Company's Stock Option Plans after consideration of the amounts recommended by the CEO. The recommendations of the CEO for option grants reflect the subjective judgment of the CEO of the performance of such executives and the potential benefit to the Company from the grant of this form of incentive compensation. Based upon the recommendation of the CEO, each of Messrs. Hevia, Carrieri and Buchel were granted options in fiscal 2006 to purchase 22,500 shares at $5.733 per share.

     Section 162(m) of the Internal Revenue Code, enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to the CEO and other named executive officers. Because of the range of compensation paid to its executive officers, the Committee has not established any policy regarding annual compensation to such executive officers in excess of $1,000,000.

Compensation of the CEO in 2006

     For fiscal 2006, Mr. Soloway's salary was based upon the employment agreement between the Company and Mr. Soloway which became effective June 26, 2003. Mr. Soloway's bonus for fiscal year 2006 was based principally on the Committee's subjective evaluation of Mr. Soloway's contribution to the Company's overall strategy and increased profits. The Committee believes that granting the CEO stock options best aligns his interests with those of the Company's stockholders. In fiscal 2006, Mr. Soloway was awarded options to purchase 37,500 shares at $11.16 per share.

Date: October 26, 2006

                                        The Compensation/Stock Option
                                        Committee:

                                        Randy B. Blaustein
                                        Andrew J. Wilder
                                        Arnold Blumenthal

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table, together with the accompanying footnotes, sets forth information as of October 24, 2006, regarding the beneficial ownership (as defined by the Securities and Exchange Commission) of Common Stock of the Company of (a) each person known by the Company to own more than five percent of the Company's outstanding Common Stock, (b) each director of the Company (c) each executive officer named in the Summary Compensation Table, and (d) all executive officers and directors of the Company as a group.

                               Amount and Nature of        Percent of
Beneficial Owner             Beneficial Ownership (1)   Common Stock (2)
----------------             ------------------------   ----------------
Richard L. Soloway                  6,648,660                 32.1
c/o the Company
333 Bayview Avenue
Amityville, NY 11701

Kevin S. Buchel                       325,483                  1.6
Jorge Hevia                           230,050                  1.2
Michael Carrieri                      154,300                  0.8
Andrew J. Wilder                      109,620                  0.5
Randy B. Blaustein                    105,750                  0.5
Donna A. Soloway                       29,160                  0.1
Paul Stephen Beeber                     5,400                   --
Arnold Blumenthal                       1,575                   --

All executive officers and          7,609,998(3)              36.4
directors as a group (9 in
number)

(1) This number includes the number of shares that a person has a right to acquire within sixty (60) days (Soloway - 786,000, Buchel - 46,800 , Hevia
     - 46,800 , and Carrieri - 46,800).

(2) Percentages for each person or the group are computed on the basis of 19,955,313 shares of Common Stock outstanding on October 24, 2006, plus the number of shares that such person or group has the right to acquire within sixty (60) days. Except as otherwise noted, persons named in the table and footnotes have sole voting and investment power with respect to all shares of Common Stock reported as beneficially owned by them.

(3) This number of shares includes (i) 6,683,598 shares as to which officers and directors have sole voting and investment power, and (ii) 926,400 shares that officers and directors have the right to acquire within sixty
     (60) days.

                     COMPARISON OF TOTAL SHAREHOLDER RETURN

The following graph sets forth the Company's total shareholder return assuming a $100 investment on June 30, 2001, as compared to the NASDAQ index and a NASDAQ electronic component stock industry index.

                              (PERFORMANCE CHART)

                                    INDEXED:

Fiscal Year     NAPCO      NASDAQ   Peer Group*
-----------   ---------   -------   -----------
Base
6/30/01             100       100         100
6/30/02         148.246    68.119      58.283
6/30/03         197.511    75.627      54.471
6/30/04         310.697    95.329      83.296
6/30/05         508.547    96.361      78.652
6/30/06       1,095.783   102.498      80.832

*    The Peer Group consists of:

     American Medical Alert Corp.

     Honeywell, Inc.

     Tyco International Ltd.

     Vicon Industries, Inc.

                  THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS

     The Company has retained M&K as its independent registered public accounting firm for fiscal year 2007.

     The consolidated financial statements of the Company included in the Annual Report to Stockholders for the 2006 fiscal year were examined by M&K. A representative of M&K will be present at the Annual Meeting to make a statement if he desires and to respond to appropriate questions presented at the Meeting.

PRINCIPAL ACCOUNTANT FEES

     The fees billed by M&K, the Company's independent auditors for professional services for 2006 and 2005 fiscal years were as follows:

                     Fiscal Year 2006   Fiscal Year 2005
                     ----------------   ----------------
Audit Fees (1)           $168,750           $100,000
Audit Related Fees             --                 --
Tax Fees                       --                 --
All Other Fees (2)         10,000             13,400

(1) Includes audit of financial statements, SAS 100 reviews and consultations for 2005 and 2006 and fees for audit of internal controls for 2006.

(2) Includes services related to the audit of the Company's employee benefit plan for 2005 and 2006 and for services related to responses to SEC comment letters in 2005.

     The Audit Committee has considered whether the provision of the services described above under the headings "Audit Related Fees", "Tax Fees" and "All Other Fees" is compatible with maintaining the auditor's independence and determined that it is. In fiscal year 2006 100% of "All Other Fees" were approved by the Audit Committee.

POLICY ON AUDIT COMMITTEE PRE-APPROVAL OF AUDIT AND PERMISSIBLE NON-AUDIT SERVICES OF INDEPENDENT AUDITORS

     The Audit Committee specifically pre-approves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. Pre-approval may be provided for up to one year. Each pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date.

                   SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS
                           AND NOMINATION OF DIRECTORS

     From time to time stockholders present proposals that may be proper subjects for inclusion in the Proxy Statement and for consideration at an annual meeting. Stockholders who intend to present proposals at the 2007 Annual Meeting, and who wish to have such proposals included in the Company's Proxy Statement for the 2007 Annual Meeting, must be certain that such proposals are received by the Company's Secretary at the Company's executive offices, 333 Bayview Avenue, Amityville, New York 11701 not later than July 3, 2007. Such proposals must meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the Proxy Statement. Stockholders who intend to present a proposal at the 2007 Annual Meeting but who do not wish to have such proposal included in the Company's Proxy Statement for such meeting must be certain that notice of such proposal is received by the Company's Secretary at the Company's executive offices not later than September 16, 2007.

     Pursuant to the Company's by-laws, any nominations for director by a stockholder must be delivered or mailed to and received by the principal executive offices of the Company not less than sixty (60) days prior to the date of meeting.

                            EXPENSES OF SOLICITATION

     The Company will bear all costs in connection with the solicitation by the Board of Directors of proxies of the Meeting. The Company intends to request brokerage houses, custodial nominees and others who hold stock in their names to solicit proxies from the persons who beneficially own such stock. The Company will reimburse brokerage houses, custodial nominees and others for their out-of-pocket expenses and reasonable clerical expenses. It is estimated that these expenses will be nominal. In addition, officers and employees of the Company may solicit proxies personally or by telephone, telegram or letter; they will receive no extra compensation for such solicitation.

Dated: November 1, 2006                 By Order of: The Board of Directors


                                        ----------------------------------------
                                        Richard L. Soloway
                                        Secretary

                          NAPCO SECURITY SYSTEMS, INC.

                               333 Bayview Avenue
                           Amityville, New York 11701

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of NAPCO SECURITY SYSTEMS, INC. hereby appoints Messrs. Richard L. Soloway and Kevin S. Buchel, and each or either of them, the proxy or proxies of the undersigned, with full power of substitution, to vote as specified on the reverse side all shares of Common Stock of said Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of said Company, to be held on Wednesday, December 6, 2006 and at all adjournments of such Meeting, with all powers the undersigned would possess if personally present.

     This Proxy will be voted as specified. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE THREE (3) DIRECTORS (ITEM 1); AND AS TO ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, THIS PROXY WILL BE VOTED IN THE DISCRETION AND IN THE BEST JUDGMENT OF THE PROXIES. This Proxy may be revoked at any time prior to the voting thereof.

                   (Please date and sign on the reverse side.)

                                      PROXY

The Board of Directors recommends a Vote FOR Item 1.

ITEM 1. ELECTION OF THREE DIRECTORS:

                               PAUL STEPHEN BEEBER
                              FOR [ ] WITHHOLD [ ]

                               RANDY B. BLAUSTEIN
                              FOR [ ] WITHHOLD [ ]

                                DONNA A. SOLOWAY
                              FOR [ ] WITHHOLD [ ]


Dated:
       ---------------                  ----------------------------------------
                                        SIGNATURE OR SIGNATURES

                                        Please sign exactly as your name appears at the left. Executors, administrators, trustees, guardians, attorneys and agents should give their full titles and submit evidence of appointment unless previously furnished to the Company or its transfer agent.